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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07597


                          Pioneer Tax Free Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2003 through December 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

PIONEER
                            -----------------------
                                    TAX FREE
                                     INCOME
                                      FUND

                                     Annual
                                     Report

                                    12/31/03

                         [LOGO] Pioneer Investments (R)

Table of Contents
--------------------------------------------------------------------------------
 Letter to Shareowners                                                        1
 Portfolio Summary                                                            2
 Performance Update                                                           3
 Portfolio Management Discussion                                              7
 Schedule of Investments                                                     10
 Financial Statements                                                        20
 Notes to Financial Statements                                               28
 Report of Independent Auditors                                              33
 Pioneer Family of Mutual Funds                                              34
 Trustees, Officers and Service Providers                                    35
 Retirement Plans from Pioneer                                               42
 Programs and Services for Pioneer Shareowners                               44

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The nation's stock markets snapped back dramatically last year, following a prolonged period of weakness. As it became clear that the war would not be a long-term economic burden and that the U.S. economy was expanding at a convincing pace, investors left safer havens like Treasury securities to seek better returns elsewhere. The result was a powerful uptrend that began in March and was intact at year-end.

Led by smaller-capitalization issues, stocks of all sizes across a range of industries shared in the broad-based rally that saw major market indices rise for the first time since 1999. Technology issues were the biggest beneficiaries, as positive economic data suggested that increased capital outlays were imminent. Corporate bonds also recorded strong returns, with the sharpest gains coming in lower quality bonds whose issuers rely on economic growth to expand earnings. Overseas, emerging market equities were standout performers as bonds and stocks advanced in many global markets, thanks in part to currency gains versus the sagging U.S. dollar.

Here at home, strong economic stimulants, including lower taxes and historically low interest rates, had the desired effect, with domestic GDP growth coming in at 8.2% in the third quarter. A striking increase in worker productivity provided a boost to corporate profits and manufacturing activity rose broadly. But the failure of the economy to consistently create jobs remained a troublesome concern as the new year began.

Markets may segment

Last year's across-the-board strength is unusual and unlikely to continue for long. Eventually, the markets should revert to historic form, favoring some sectors and shunning others, depending on the prospects for each industry or investment type. Under those more typical conditions, deciding which investments to own more of, or where to cut exposure, can be challenging. Fortunately, it's also an area in which the guidance of an experienced investment professional can be most valuable.

A few words on fund industry developments

You may have read or seen media reports alleging failure by some mutual fund companies to comply with various industry rules or internal policies relating to excessive trading and late trading of mutual fund shares. We recognize and share with the investing public and our industry the concerns raised by these matters. The prospectuses for the Pioneer Funds describe the funds' policies regarding excessive trading and the time by which orders for fund shares must be placed to receive that day's price. Pioneer's internal procedures are designed to detect activities that are inconsistent with these policies.

Respectfully,


/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/03
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[BEGIN PIE CHART]

AAA                     43.1%
A                        8.1%
BBB                     28.3%
BB & Lower               9.9%
AA                       9.9%
Commercial Paper         0.7%

[END PIE CHART]


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[BEGIN PIE CHART]

0-1 Year                 1.3%
1-3 Years               12.5%
3-6 Years               24.7%
6-8 Years               31.6%
8-10 Years               6.0%
10+ Years               23.9%

[END PIE CHART]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


 1.       Utah State, Series A, 4.50% 7/1/09                                        3.12%
 2.       North Carolina State, 4.0%, 2/1/05                                        3.07
 3.       Ohio State Common Schools, 5.0%, 9/15/09                                  2.66
 4.       Nebraska Investment Finance Authority Single Family Mortgage Revenue,
          0.0%, 3/1/26                                                              2.55
 5.       Montana State Health Facility Authority, 0.0%, 2/25/25                    2.38
 6.       Brazos River Authority Pollution Control Revenue, 7.7%, 4/1/33            2.24
 7.       District of Columbia Tobacco Settlement Financing Corp., 6.75%, 5/15/40   2.08
 8.       Lowndes County Mississippi Solid Waste Disposal & Pollution Control
          Revenue, 6.8%, 4/1/22                                                     2.01
 9.       Hillsborough County Florida Industrial Development Authority Pollution
          Control Revenue, 5.1%, 10/1/13                                            1.72
10.       New York City, NY, Series A, 5.0%, 11/1/07                                1.70

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/03   12/31/02
                 $11.70     $11.61


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.5588      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

      Average Annual Total Returns
        (As of December 31, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years     5.15%            4.66%
5 Years      4.73             3.77
1 Year       5.80             1.01


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Tax Free            Lehman Brothers
                   Income Fund*            Municipal Bond Index

12/1993                $9,550                     $10,000
                       $8,939                      $9,483
12/1995               $10,444                     $11,139
                      $10,816                     $11,632
12/1997               $11,783                     $12,704
                      $12,514                     $13,527
12/1999               $11,977                     $13,247
                      $13,370                     $14,794
12/2001               $13,922                     $15,553
                      $14,905                     $17,045
12/2003               $15,770                     $17,951

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/03   12/31/02
                 $11.59     $11.51


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.4738      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.


      Average Annual Total Returns
       (As of December 31, 2003)
                     If               If
Period              Held           Redeemed*
Life-of-Class
(4/28/95)           5.04%           5.04%
5 Years             3.93             3.76
1 Year              4.98             0.98


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Tax Free             Lehman Brothers
                      Income Fund*             Municipal Bond Index

4/95                     $10,000                       $10,000
12/95                    $10,794                       $10,957
                         $11,081                       $11,443
12/97                    $11,985                       $12,497
                         $12,635                       $13,307
12/99                    $12,002                       $13,032
                         $13,296                       $14,553
12/01                    $13,745                       $15,300
                         $14,593                       $16,767
12/03                    $15,320                       $17,659

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/03   12/31/02
                 $11.52     $11.44


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.4772      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

         Average Annual Total Returns
           (As of December 31, 2003)
                 Net Asset          Public Offering
Period             Value              Price/CDSC*
Life-of-Class
(1/31/96)         4.49%                  4.36%
5 Years           3.96                    3.75
1 Year            5.04                    3.95


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Tax Free            Lehman Brothers
                      Income Fund*            Municipal Bond Index

1/96                      $9,900                     $10,000
                         $10,121                     $10,364
12/97                    $10,963                     $11,319
                         $11,548                     $12,052
12/99                    $10,979                     $11,803
                         $12,142                     $13,181
12/01                    $12,553                     $13,858
                         $13,348                     $15,187
12/03                    $14,021                     $15,995

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/03                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/03   12/31/02
                 $11.64     $11.56

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(1/1/03 - 12/31/03)       Income       Capital Gains   Capital Gains
                          $0.6093      $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

      Average Annual Total Returns
       (As of December 31, 2003)
                      If              If
Period               Held          Redeemed*
Life-of-Class
(2/28/02)           4.11%            4.11%
1 Year              6.21             6.21

* Assumes reinvestment of distributions.

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      Pioneer Tax Free            Lehman Brothers
                        Income Fund*            Municipal Bond Index

2/02                      $10,000                     $10,000
                          $10,140                     $10,645
12/03                     $10,769                     $11,211

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03
--------------------------------------------------------------------------------

Municipal-bond investors were rewarded in 2003, as the municipal-bond markets posted relatively strong gains for the year despite the fact that interest rates fluctuated significantly. In the following interview, David Eurkus, a member of Pioneer's Fixed-Income Management Team, discusses some of the factors that had an impact on the municipal-bond market and your Fund.

Q:   How did the Fund perform?

A: For the 12-month period ended December 31, 2003, Pioneer Tax Free Income Fund's Class A shares generated a 5.80% total return; Class B shares returned 4.98%; and Class C shares 5.04%, all at net asset value. In comparison, the Fund's benchmark, the Lehman Brothers Municipal Bond Index returned 5.31% for the same period. The Fund's relatively small position in lower-quality bonds was largely responsible for its solid performance during the period. The Fund continued to provide a steady stream of tax-free income. Class A shares generated a 30-day SEC tax-free yield of 3.78% as of December 31, 2003. That translates into a taxable equivalent yield of 5.82%, based on the maximum federal income-tax rate of 35%.

Q:   What was the investment environment like during the period?

A: At the beginning of the fiscal year, investor uncertainty dominated the financial markets. Concerns about the strength of the U.S. economy and a number of geopolitical issues - particularly the war in Iraq - resulted in a flight to quality, and investors sought the relative safety that Treasury and high-quality securities provide. Because economic growth was sluggish, the Federal Reserve continued to trim interest rates. As a result, yields on taxable bonds were nearly the same as those on municipal bonds. Therefore, a significant number of investors, who would normally favor taxable bonds, came into the municipal market. The popularity of municipal bonds boosted prices and pushed down yields.

     The second half of 2003 was one of the most volatile periods in bond market history. Early in the summer, data began to indicate that the U.S. economy was improving, and the Fed announced that further interest-rate cuts would not be necessary. The bond market overreacted to the Fed's stance, and bond yields rose by a

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/03                             (continued)
--------------------------------------------------------------------------------

     percentage point while prices declined dramatically. In July, the bond market experienced the steepest monthly price declines since February 1980. Despite continued economic strength (third-quarter GDP came in at an annual rate of more than 8%), inflation remained low and interest rates declined. In September, this dynamic resulted in the biggest bond rally in more than 10 years. For the rest of the fiscal period, interest rates declined modestly.

Q:   What contributed most to performance?

A: In keeping with the Fund's guidelines, we invested 10% of net assets in lower quality, high-yield securities, which were attractively priced. These high-yield bonds, which aided the Fund's income stream, were the prime contributor to the Fund's total return. In 2003, the high-yield portion of the tax-exempt market had its best year since 1996. Our duration strategy also benefited results. For most of the period, duration was 9.5 years, as interest rates trended lower. Toward the end of the period, when we believed we were approaching the end of historically low interest rates, we began to shorten duration. By fiscal year-end, duration was 7 years. (Duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is usually advantageous when interest rates rise; a longer duration benefits a bond when interest rates decline.)

Q:   In what industries did you invest?

A: When selecting lower quality bonds, we focused on air transportation and public power bonds, two integral components of the U.S. economy. Several of our investments underperformed at first, but as business improved and companies began to benefit from cost-cutting and restructuring, performance turned around. For example, our holdings in airline and airport bonds were helped by an increase in travel and favorable negotiations with pilot, flight attendant and machinist unions, which resulted in savings on wages and benefits. In the investment-grade area, we favored health care, education, water and sewer and basic-services bonds. We also bought tobacco-settlement bonds, which underperformed when we first added them to the portfolio, but did better when court rulings that had a negative effect on tobacco companies were overturned.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Because many states continued to have substantial deficits, we preferred revenue bonds to general obligation bonds. Interest and principal on revenue bonds are derived from the particular asset that the bond was issued to finance. For example, a bond issued to finance a utility would be paid from the fees the utility charges its customers. General obligation bonds are serviced and funded from the taxing power of the state or municipality that issues them. Over the past few years, revenues flowing into state treasuries have declined because of the bad economy. Therefore, several states have had the credit quality of their debt downgraded by independent rating agencies. General obligation bonds are more vulnerable to such downgrades.

Q:   In 2003, new issuance of municipal bonds was the largest in history. Why?

A: As interest rates declined, municipalities refinanced their higher coupon debt in much the same way homeowners refinanced their mortgages. Also, many municipalities issued new debt to cover budget shortfalls.

Q:   What is your outlook over the next six months?

A: As the economy expands, we expect economically sensitive assets, such as lower-quality bonds, to outperform. Lower quality bonds are less affected by changes in interest rates and more in tune with the growth of the economy. With this in mind, we plan to maintain the maximum allowable allocation to lower quality securities. We also expect to keep the Fund's duration relatively short, as interest rates could rise as economic growth picks up.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03
--------------------------------------------------------------------------------


                 S&P/
                Moody's
  Principal     Ratings
    Amount    (unaudited)                                                                 Value
                            TAX EXEMPT OBLIGATIONS - 98.0%
                            Arizona - 1.4%
 $1,000,000      AAA/Aaa    Maricopa County School District, 7.0%, 7/1/07          $  1,163,410
  1,000,000      AAA/Aaa    Maricopa County School District, 7.0%, 7/1/08             1,192,750
  2,400,000      AAA/Aaa    Scottsdale Memorial Hospital, 5.5%, 9/1/12                2,763,792
                                                                                   ------------
                                                                                   $  5,119,952
                                                                                   ------------
                            California - 2.6%
  3,000,000      A-/Baa2    Golden State Tobacco Securitization, 7.9%, 6/1/42      $  3,228,000
  1,300,000      BBB/Baa2   Golden State Tobacco Securitization, 7.875%, 6/1/42       1,396,564
  4,525,000      BBB/Baa2   Golden State Tobacco Securitization, 7.80%, 6/1/42        4,837,451
                                                                                   ------------
                                                                                   $  9,462,015
                                                                                   ------------
                            Colorado - 1.5%
     95,000       NR/Aa2    Colorado Housing Finance Authority, Series A-3,
                              7.0%, 11/1/16                                        $     96,381
     60,000       AA/Aa2    Colorado Housing Finance Authority, Series C-2,
                              7.45%, 6/1/17                                              60,237
    180,000       NR/Aa2    Colorado Housing Finance Authority, Series B-2,
                              7.45%, 11/1/27                                            182,887
    485,000       NR/Aa2    Colorado Housing Finance Authority, Series B-3,
                              6.55%, 5/1/25                                             491,484
  3,575,000      AAA/Aaa    Douglas County School District Region 1, 7.0%,
                              12/15/13                                                4,609,355
                                                                                   ------------
                                                                                   $  5,440,344
                                                                                   ------------
                            Connecticut - 0.3%
     35,000       AA/Aa2    Connecticut State General Obligation, 6.0%,
                              10/1/04                                                    36,296
  1,000,000       AA/NR     Connecticut State Health & Education, 5.5%,
                              7/1/17                                                  1,109,750
                                                                                   ------------
                                                                                   $  1,146,046
                                                                                   ------------
                            District of Columbia - 2.0%
  7,500,000      BBB/Baa2   District of Columbia Tobacco Settlement Financing
                            Corp., 6.75%, 5/15/40                                  $  7,311,000
                                                                                   ------------
                                                                                   $  7,311,000
                                                                                   ------------
                            Florida - 3.6%
  6,000,000       BBB/A2    Hillsborough County Florida Industrial Development
                              Authority Pollution Control Revenue, 5.1%, 10/1/13   $  6,052,620
    215,000       NR/Aaa    Manatee County Housing Revenue, 7.2%, 5/1/28                236,952

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
                Moody's
  Principal     Ratings
    Amount    (unaudited)                                                                 Value
                            Florida - (continued)
 $1,000,000       BB/Ba3    Miami Beach Health Facilities Authority, 6.7%,
                              11/15/19                                             $  1,016,730
  2,000,000       BB/Ba3    Miami Beach Health Facilities Authority, 6.8%,
                              11/15/31                                                2,023,380
  2,000,000       NR/NR     Seminole Tribe Convention-A1 10%, 10/1/33                 2,481,760
  1,000,000       NR/NR     Seminole Tribe Convention-A1 8.95%, 10/1/33               1,173,170
                                                                                   ------------
                                                                                   $ 12,984,612
                                                                                   ------------
                            Illinois - 6.9%
  5,000,000      AAA/Aaa    Chicago Board of Education, 5.75%, 12/1/27             $  5,556,900
    850,000      N/R/Aaa    Chicago IIIinois Single Family Mortgage, 6.45%,
                              9/1/29                                                    871,369
  1,000,000       B/Ba3     Illinois Health Facilities Authority Revenue, 6.7%,
                              3/1/14                                                    750,570
  1,145,000       A+/A1     Illinois Housing Development Authority Revenue
                              Multi-Family Housing, 7.0%, 7/1/23                      1,503,442
  1,735,000      AAA/N/R    Kane County Illinois School District #129 Aurora
                              West Side, 6%, 2/1/20                                   2,015,688
  1,000,000      AAA/Aaa    Kane County Illinois School District #129 Aurora
                              West Side, 6%, 2/1/20                                   1,152,680
  4,780,000      AAA/Aaa    Metropolitan Pier & Exposition Authority Dedicated
                              State Tax Revenue, 8.5%, 6/15/06                        5,559,188
    190,000       NR/Aa3    Metropolitan Pier & Exposition Authority Dedicated
                              State Tax Revenue, 8.5%, 6/15/06                          219,030
  3,385,000      AAA/Aaa    Metropolitan Pier & Exposition Authority Dedicated
                              State Tax Revenue, 8.5%, 6/15/06                        3,938,549
  3,000,000      AAA/Aaa    University of Illinois Revenue, 5.75%, 1/15/16            3,388,380
                                                                                   ------------
                                                                                   $ 24,955,796
                                                                                   ------------
                            Indiana - 3.8%
    250,000      AAA/Aaa    Goshen Multi-School Building Corp., 5.6%, 1/15/16      $    277,775
    750,000      AAA/N/R    Indiana Bond Bank, 6.75%, 2/1/17                            806,498
    380,000      N/R/Aaa    Indiana State Housing Finance Authority, Single
                              Family Mortage Revenue, 5.95%, 7/1/13                     399,247
  1,000,000      AAA/Aaa    Indiana University Revenue, 5.8%, 11/15/10                1,169,570
  3,400,000       AA/Aa2    Indianapolis Local Public Improvement Board
                              Revenue, 6.0%, 1/10/20                                  4,078,640
  1,400,000       AA/N/R    Indianapolis Local Public Improvement Board
                              Revenue, 6.75%, 2/1/14                                  1,730,190

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------


                  S&P/
                 Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                Value
                            Indiana - (continued)
 $4,825,000      B+/Caa1    Indianapolis Industry Airport Authority Revenue,
                              6.5%, 11/15/31                                       $  1,604,313
  1,000,000       A+/A2     Lawrence Township Metropolitan School District
                              Revenue, 6.75%,7/5/13                                   1,244,490
  2,000,000      AAA/Aaa    Sarah Scott Middle School Revenue, 5.75%,
                              1/15/19                                                 2,233,800
                                                                                   ------------
                                                                                   $ 13,544,523
                                                                                   ------------
                            Kentucky - 0.3%
  1,095,000      AAA/Aaa    Kenton County Water District #1, 5.8%, 2/1/15          $  1,193,232
                                                                                   ------------
                                                                                   $  1,193,232
                                                                                   ------------
                            Massachusetts - 5.6%
  1,750,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority Revenue, 5.75%, 7/1/28                     $  1,526,665
  1,000,000       AA-/A1    Massachusetts Health & Educational Facilities
                              Authority Revenue, 6.0%, 7/1/18                         1,124,160
  5,290,000       AA-/A1    Massachusetts Health & Educational Facilites
                              Authority Revenue, 5.75%, 7/1/32                        5,669,822
  2,000,000      BBB/Baa2   Massachusetts Health & Educational Facilities
                              Authority Revenue, 6.5%, 7/1/21                         2,087,880
  2,000,000      BBB/Baa2   Massachusetts Health & Educational Facilites
                              Authority Revenue, 6.625%, 7/1/31                       2,053,980
  1,145,000      BBB+/NR    Massachusetts Health & Educational Facitilties
                              Authority Revenue, 6.25%, 10/1/31                       1,183,003
  1,000,000      BBB/Baa2   Massachusetts Health & Educational Facitilties
                              Authority Revenue, 6.75%, 7/1/16                        1,031,080
  1,250,000      BBB/Baa2   Massachusetts Health & Educational Facilties
                              Authority Revenue, 6.25%, 7/1/22                        1,193,525
  1,740,000       BB/NR     Massachusetts State Development Finance
                              Agency, 5.25%, 10/1/08                                  1,427,687
  1,500,000       BBB/NR    Massachusetts State Development Finance
                              Agency, 6.375%, 7/1/23                                  1,609,830
  1,225,000       NR/NR     Massachusetts State Indl Finance Agency, 6.9%,
                              12/1/29                                                 1,286,948
                                                                                   ------------
                                                                                   $ 20,194,580
                                                                                   ------------
                            Maryland - 1.1%
  3,700,000      AAA/Aaa    Maryland State, 5.0%, 7/15/07                          $  4,081,507
                                                                                   ------------
                                                                                   $  4,081,507
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/
                 Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                Value
                            Michigan - 4.7%
 $ 1,000,000     AAA/Aaa    Detroit Michigan Water Supply, Revenue, 5.75%,
                              7/1/11                                               $  1,173,210
   5,000,000     BBB-/NR    Macomb County Michigan Hospital Finance
                              Authority, 5.825%, 11/15/34                             4,756,200
   4,000,000     BBB/Baa3   Michigan State Hospital Finance Authority, 6.0%,
                              2/1/24                                                  3,883,120
   1,500,000     BBB-/NR    John Tolfree Health System 6.0%, 9/15/23                  1,393,905
   6,485,000      NR/NR     Wayne Charter County SPL, 6.75%, 12/1/15                  5,757,513
                                                                                   ------------
                                                                                   $ 16,963,948
                                                                                   ------------
                            Minnesota - 3.2%
   5,000,000      A-/A2     Becker, Minnesota Pollution Control Revenue
                              Northern States Power "A" Conversions, 8.5%,
                              4/1/30                                               $  5,762,950
   5,000,000     AAA/Aa1    Minnesota State, 5.0%, 8/1/07                             5,516,100
     385,000     AA+/Aa1    Minnesota State Housing Finance Agency, 6.55%,
                              7/11/11                                                   393,266
                                                                                   ------------
                                                                                   $ 11,672,316
                                                                                   ------------
                            Missouri - 0.3%
   1,010,000     AAA/N/R    Missouri Housing Development, Series B-2, 6.4%,
                              3/1/29                                               $  1,034,412
                                                                                   ------------
                                                                                   $  1,034,412
                                                                                   ------------
                            Mississippi - 2.0%
   6,000,000      A-/A3     Lowndes County Mississippi Solid Waste Disposal
                              & Pollution Control Revenue, 6.8%, 4/1/22            $  7,072,620
                                                                                   ------------
                                                                                   $  7,072,620
                                                                                   ------------
                            Montana - 2.3%
   8,000,000     AAA/Aaa    Montana State Health Facility Authority, 9.183%,
                              2/25/25                                              $  8,380,000
                                                                                   ------------
                                                                                   $  8,380,000
                                                                                   ------------
                            North Carolina - 3.5%
   2,000,000      NR/NR     Charlotte North Carolina Special Facilities
                              Revenue, 7.75%, 2/1/28                               $  1,777,500
  10,465,000     Aa1/AAA    North Carolina State, 4.0%, 2/1/05                       10,793,706
                                                                                   ------------
                                                                                   $ 12,571,206
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                Value
                              North Dakota - 0.6%
$1,190,000        N/R/Aa3     North Dakota State Housing Finance Agency
                                Revenue, 6.0%, 7/1/20                              $  1,256,021
   770,000        N/R/Aa3     North Dakota State Housing Finance Agency
                                Revenue, 5.8%, 7/1/18                                   807,522
                                                                                   ------------
                                                                                   $  2,063,543
                                                                                   ------------
                              Nebraska - 2.9%
 1,325,000        AAA/Aaa     Municipal Energy Agency, 6.0%, 4/1/08                $  1,516,582
 7,400,000        AAA/Aaa     Nebraska Investment Finance Authority Single
                                Family Mortgage Revenue, 10.554%, 3/1/26              8,968,356
                                                                                   ------------
                                                                                   $ 10,484,938
                                                                                   ------------
                              New Hampshire - 2.6%
 4,000,000        AAA/Aaa     Manchester New Hampshire School Revenue,
                                5.50%, 6/1/28                                      $  4,341,200
 2,250,000         A+/A2      New Hampshire Health & Education Facilities
                                Authority Revenue, 5.75%, 10/1/31                     2,338,268
 2,000,000       BBB+/Baa1    New Hampshire Health & Education Facilities
                                Authority Revenue, 5.75%, 7/1/22                      2,006,260
   690,000        N/R/Aa2     New Hampshire State Housing Finance Authority,
                                6.125%, 1/1/20                                          736,023
                                                                                   ------------
                                                                                   $  9,421,751
                                                                                   ------------
                              New Jersey - 3.3%
 5,185,000         B/Caa2     New Jersey Development Finance Authority, 7.0%,
                                11/15/30                                           $  4,701,810
 5,215,000        BBB/Baa2    Tobacco Settlement Financing Corp., NJ, 6.75%,
                                06/1/39                                               5,130,465
 2,000,000        BBB/Baa2    Tobacco Settlement Financing Corp., NJ, 7.0%,
                                6/1/41                                                2,019,860
                                                                                   ------------
                                                                                   $ 11,852,135
                                                                                   ------------
                              Nevada - 0.0%
     5,000         AA/Aa2     Nevada Housing Division Single Family Program
                                Revenue, 8.0%, 4/1/9                               $      5,000
                                                                                   ------------
                                                                                   $      5,000
                                                                                   ------------
                              New York - 3.9%
 1,000,000        NR/Baa3     Albany Individual Development, 6.0%, 7/1/19          $  1,057,840
 5,400,000        AAA/Aaa     New York City NY Series A, 5.0%, 11/1/07                5,965,326

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   S&P/
                  Moody's
  Principal       Ratings
    Amount      (unaudited)                                                               Value
                            New York - (continued)
 $2,000,000      AA+/Aa2    New York NY City Transportation Finance Authority
                              Revenue, 5.5%, 11/1/26*                              $  2,273,340
  6,900,000       BB-/B2    New York City, NY, Industrial, 6.90%, 8/1/24              4,760,862
                                                                                   ------------
                                                                                   $ 14,057,368
                                                                                   ------------
                            Ohio - 5.6%
  1,500,000      BBB+/Baa1  Arkon Bath Copley Joint Township Hospital District,
                              5.375%, 11/15/24                                     $  1,380,765
  2,870,000      AAA/Aaa    Cleveland Ohio General Obligation, 5.75%, 8/1/13          3,393,603
  8,330,000      AA+/Aa1    Ohio State Common Schools, 5.0%, 9/15/09                  9,367,918
    500,000       AA/Aa2    Ohio State Building Authority Revenue, 6.0%,
                              10/1/08                                                   578,870
  2,800,000      BBB/Baa2   Ohio Water Devlopment Authority Pollution Control
                              Facilities Revenue, 7.7%, 8/1/25                        3,037,048
  1,000,000      AAA/Aaa    University of Cincinnati, 5.75%, 6/1/19                   1,131,150
  1,000,000      AAA/Aaa    University of Cincinnati, 5.75%, 6/1/18                   1,134,620
                                                                                   ------------
                                                                                   $ 20,023,974
                                                                                   ------------
                            Oklahoma - 1.6%
  4,350,000      Caa2/CCC   Tulsa Municipal Airport Revenue, 7.35%, 12/1/11        $  3,977,901
  2,220,000       BB/B1     Tulsa Municipal Airport Revenue, 6.25%, 6/1/20            1,825,573
                                                                                   ------------
                                                                                   $  5,803,474
                                                                                   ------------
                            Oregon - 1.4%
  1,165,000      AAA/Aaa    Jackson County School District Np. 4, 5.5%,
                              6/15/17                                              $  1,307,946
    500,000       BBB/NR    Klamath Falls Inter, 6.125%, 9/1/22                         523,910
  1,000,000      N/R/Aaa    Portland Urban Development, 5.75%, 6/15/08                1,144,400
  1,650,000      AAA/N/R    Wasco County School District, 5.5%, 6/15/19               1,912,482
                                                                                   ------------
                                                                                   $  4,888,738
                                                                                   ------------
                            Pennsylvania - 2.2%
  1,000,000      BBB-/NR    Columbia County PA Hospital Authority 5.8%, 6/1/19     $    849,190
  5,000,000      BBB/Baa3   Delaware County Pennsylvania Individual Develop-
                              ment Authority Revenue, 6.2%, 7/1/19                    5,177,850
  1,800,000      BBB/Baa2   Lehig County General Purpose Authority Revenue
                              5.25%, 8/15/23*                                         1,767,456
    250,000       A-/NR     Sayre Health Care Facilty Authority Revenue,
                              5.75%, 12/1/21                                            260,423
                                                                                   ------------
                                                                                   $  8,054,919
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                Value
                            Puerto Rico - 2.1%
 $5,000,000      AAA/Aaa    Puerto Rico Electric Power, 0.0%, 7/1/17*              $  2,752,850
  3,305,000      AAA/Aaa    Puerto Rico Electric Power, 0.0%, 7/1/17*                 1,838,968
  2,650,000      AAA/Aaa    Puerto Rico Municipal Financial Agency, 5.875%,
                              8/1/14                                                  3,077,525
                                                                                   ------------
                                                                                   $  7,669,343
                                                                                   ------------
                            Rhode Island - 0.5%
    480,000      BBB/Baa2   Rhode Island State Health & Education Facilities
                              Authorities, 6.375%, 8/15/21                         $    498,811
    250,000      BBB/Baa2   Rhode Island State Health & Education Facilities
                              Authorities, 6.5%, 8/15/32                                256,623
  1,000,000      BBB/Baa2   Tobacco Settlement Financing Corp., 6.25%,
                              6/1/42                                                    905,030
                                                                                   ------------
                                                                                   $  1,660,464
                                                                                   ------------
                            South Carolina - 2.0%
  4,000,000      BBB/Baa2   Georgetown County South Carolina Pollution
                              Control Facilities Revenue, 5.125%, 2/1/12           $  4,241,400
    415,000      N/R/Aa2    South Carolina State Housing & Finance Authority
                              Revenue, 6.20%, 7/1/09                                    427,404
  2,500,000      BBB/Baa2   Tobacco Settlement Revenue Management,
                              6.375%, 5/15/30                                         2,358,625
                                                                                   ------------
                                                                                   $  7,027,429
                                                                                   ------------
                            South Dakota - 0.8%
  1,235,000      N/R/Aa1    South Dakota Conservancy District Revenue,
                              5.625%, 8/1/17                                       $  1,349,781
  1,255,000      AAA/Aaa    South Dakota State Lease, Revenue, 8.0%,
                              9/1/05                                                  1,386,662
                                                                                   ------------
                                                                                   $  2,736,443
                                                                                   ------------
                            Tennessee - 0.7%
  1,000,000      NR/Baa2    Knox County Health Facilty, 6.375%, 4/15/22            $  1,037,100
  1,500,000      NR/Baa2    Knox County Health Facility, 6.5%, 4/15/31                1,560,990
                                                                                   ------------
                                                                                   $  2,598,090
                                                                                   ------------
                            Texas - 11.1%
  4,000,000      BBB-/Ba1   Brazos River Authority Pollution Control Revenue,
                              5.375%, 4/1/19*                                      $  3,875,080
  7,000,000      BBB/Baa2   Brazos River Authority Pollution Control Revenue,
                              7.7%, 4/1/33                                            7,890,890

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/
                 Moody's
  Principal      Ratings
    Amount     (unaudited)                                                                Value
                            Texas - (continued)
 $   750,000     AAA/Aaa    Carroll Independent School District, 6.75%,
                              8/15/21                                              $    968,820
     850,000     AAA/Aaa    Carroll Independent School District, 6.75%,
                              8/15/22                                                 1,098,243
   1,000,000      BB+/NR    Georgetown Health Facilities Development Corp.,
                              6.25%, 8/15/29                                            936,700
   1,000,000      A-/A3     Harris County Health Facilties Development
                              Authority, 6.375%, 6/1/29                               1,073,220
   2,310,000     AAA/Aaa    Texas Clear Creek Independent School District
                              General Obligation, 0.0%, 2/1/10*                       1,887,640
   2,050,000     N/R/Aaa    Texas Keller Independent School District General
                              Obligation, 0.0%, 8/15/10*                              1,640,882
   3,000,000     AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/07*                                           2,794,560
   5,500,000     AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/08*                                           4,936,030
   2,750,000     AAA/Aaa    Texas Public Finance Authority Building Revenue,
                              0.0%, 2/1/10*                                           2,247,190
   4,500,000     N/R/Baa2   Tombal Hospital Authority, 6.125%, 7/1/23                 4,513,050
     250,000     AAA/Aaa    University of Texas Permanent University Fund,
                              8.0%, 7/1/04                                              258,655
   3,500,000     BBB+/NR    Welasco Health Facilities, 6.25%, 6/1/25                  3,605,840
   2,000,000     BBB+/Aaa   Weslaco Health Facility, 6.25%, 6/1/32                    2,051,120
                                                                                   ------------
                                                                                   $ 39,777,920
                                                                                   ------------
                            Utah - 4.0%
  10,000,000     AAA/Aaa    Utah State Series A, 4.5%, 7/1/09                      $ 10,989,395
   2,980,000      AA/N/R    Weber County Municipal Building Authority
                              Revenue, 5.75%, 12/15/19                                3,214,645
                                                                                   ------------
                                                                                   $ 14,204,040
                                                                                   ------------
                            Washington - 5.8%
   1,500,000     AAA/Aaa    Clark County School District No. 037 Vancouver,
                              5.5%, 12/1/15                                        $  1,685,055
   2,820,000     AAA/Aaa    Clark County Public Utility District #1 Water
                              Revenue, 5.5%, 1/1/15                                   2,977,751
     165,000     AAA/Aaa    King County General Obligation, 6.625%, 12/1/15             196,225

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/03                                     (continued)
--------------------------------------------------------------------------------

                 S&P/
                Moody's
  Principal     Ratings
    Amount    (unaudited)                                                                 Value
                            Washington - (continued)
 $1,000,000      AAA/Aaa    King & Snohomish Counties School District No.
                              417 Northshore, 5.75%, 12/1/14                       $  1,082,170
  2,500,000       A/Aaa     Snohomish County Public Utility District Revenue,
                              6.8%, 1/1/20                                            3,208,050
  2,250,000      AAA/Aaa    Snohmish County Public Utlility District Revenue,
                              5.7%, 12/1/11                                           2,639,205
  2,465,000      AAA/Aaa    Spokane Washington Public Facilities, 5.75%,
                              12/1/18                                                 2,847,962
  1,990,000      BBB/Baa2   Tobacco Settlement Authority Washington, 6.5%,
                              6/1/26                                                  1,939,056
  4,500,000      BBB/Baa2   Tobacco Settlememt Authority Washington,
                              6.625%, 6/1/32                                       $  4,323,690
                                                                                   ------------
                                                                                   $ 20,899,164
                                                                                   ------------
                            Wisconsin - 1.5%
  1,430,000      AAA/Aaa    Adams-Friendship School District, 6.5%, 4/1/16         $  1,778,176
  3,850,000      BBB+/N/R   Wisconsin State Health & Educational Facilities
                              Authority, 5.6%, 2/15/29                                3,783,511
                                                                                   ------------
                                                                                   $  5,561,687
                                                                                   ------------
                            TOTAL TAX-EXEMPT OBLIGATIONS
                              (Cost $326,225,222)                                  $351,918,529
                                                                                   ------------
  Shares                    TAX-EXEMPT MONEY MARKET MUTUAL
                              FUND - 0.6%
  2,301,098                 Provident Institutional Municipal Fund                 $  2,301,098
                                                                                   ------------
                            TOTAL TAX-EXEMPT MONEY MARKET
                            MUTUAL FUND
                              (Cost $2,301,098)                                    $  2,301,098
                                                                                   ------------
                            TOTAL INVESTMENT IN SECURITIES - 98.6%
                              (Cost $328,526,320)(a)(b)(c)                         $354,219,627
                                                                                   ------------
                            OTHER ASSETS AND LIABILITIES - 1.4%                    $  4,969,803
                                                                                   ------------
                            TOTAL NET ASSETS - 100.0%                              $359,189,430
                                                                                   ============

 * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
NR   Not rated.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(a) The concentration of investments by type of obligation/market sector is as follows:
     Insured                                                                                          25.8%
     Escrowed in U.S. Government Securities                                                            4.2
     General Obligation                                                                                 14
     Revenue Bonds:
        Health Revenue                                                                                16.4
        Special Revenue                                                                                9.4
        Other                                                                                          9.6
        Housing Revenue                                                                                4.5
        Pollution Control Revenue                                                                      7.9
        Transportation Revenue                                                                         4.4
        Power Revenue                                                                                  1.7
        Education Revenue                                                                              1.2
        Water & Sewer Revenue                                                                          0.9
                                                                                                     -----
                                                                                                     100.0%

(b)  At December 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $328,439,478 was as follows:
     Aggregate gross unrealized gain for all investments in which there is an
     excess of value over tax cost                                                             $28,132,790
     Aggregate gross unrealized loss for all investments in which there is an
     excess of value over tax cost                                                              (2,352,641)
                                                                                               -----------
     Net unrealized gain                                                                       $25,780,149
                                                                                               ===========

(c)  At December 31, 2003, the Fund had a capital loss carryforward of $11,559,109 of which will expire in 2011 if not utilized.

Purchase and sales of securities (excluding temporary cash investments) for the year ended
December 31, 2003, aggregated $284,286,067 and $290,204,035, respectively.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/03
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (cost $328,526,320)     $354,219,627
  Receivables -
     Investment securities sold                                   676,424
     Fund shares sold                                             167,159
     Interest                                                   5,060,608
  Other                                                             5,137
                                                             -------------
       Total assets                                          $360,128,955
                                                             -------------
LIABILITIES:
  Payables -
     Fund shares repurchased                                 $    134,109
     Dividends                                                    407,687
  Due to bank                                                      21,485
  Due to affiliates                                               315,001
  Accrued expenses                                                 61,243
                                                             -------------
       Total liabilities                                     $    939,525
                                                             -------------
NET ASSETS:
  Paid-in capital                                            $345,177,953
  Distributions in excess of net investment income               (122,721)
  Accumulated net realized loss on investments                (11,559,109)
  Net unrealized gain on investments                           25,693,307
                                                             -------------
       Total net assets                                      $359,189,430
                                                             =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $326,173,133/27,887,260 shares)          $      11.70
                                                             =============
  Class B (based on $20,362,980/1,756,516 shares)            $      11.59
                                                             =============
  Class C (based on $11,266,191/978,040 shares)              $      11.52
                                                             =============
  Class Y (based on $1,387,126/119,185 shares)               $      11.64
                                                             =============
MAXIMUM OFFERING PRICE:
  Class A ($11.70 [divided by] 95.5%)                        $      12.25
                                                             =============
  Class C ($11.52 [divided by] 99.00%)                       $      11.64
                                                             =============


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/03


INVESTMENT INCOME:
  Interest                                                                  $ 20,927,891
                                                                            ------------
EXPENSES:
  Management fees                                            $1,755,323
  Transfer agent fees
     Class A                                                    356,456
     Class B                                                     25,144
     Class C                                                      9,187
  Distribution fees
     Class A                                                    821,260
     Class B                                                    200,769
     Class C                                                     95,103
  Administrative fees                                            80,577
  Custodian fees                                                 24,800
  Registration fees                                              82,169
  Professional fees                                              32,629
  Printing                                                       40,319
  Fees and expenses of nonaffiliated trustees                    13,424
  Miscellaneous                                                  20,608
                                                             ----------
     Total expenses                                                         $  3,557,768
     Less fees paid indirectly                                                    (3,347)
                                                                            ------------
     Net expenses                                                           $  3,554,421
                                                                            ------------
       Net investment income                                                $ 17,373,470
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(11,200,758)
  Change in net unrealized gain on investments                                13,553,621
                                                                            ------------
     Net gain on investment                                                 $  2,352,863
                                                                            ------------
     Net increase in net assets resulting from operations                   $ 19,726,333
                                                                            ============



   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02


                                                          Year Ended         Year Ended
                                                           12/31/03           12/31/02
FROM OPERATIONS:
Net investment income                                    $ 17,373,470       $ 17,242,163
Net realized loss on investments                          (11,200,758)         2,844,930
Change in net unrealized gain on investments               13,553,621          4,109,199
                                                         ------------       ------------
  Net increase in net assets resulting from
     operations                                          $ 19,726,333       $ 24,196,292
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.56 and $0.57 per share, respectively)      $(16,033,317)      $(16,550,434)
  Class B ($0.47 and $0.48 per share, respectively)          (835,009)          (673,298)
  Class C ($0.48 and $0.49 per share, respectively)          (397,118)          (249,723)
  Class Y ($0.61 and $0.22 per share, respectively)           (45,322)            (6,604)
Net realized gain:
  Class A ($0.00 and $0.08 per share, respectively)                 -         (2,495,383)
  Class B ($0.00 and $0.08 per share, respectively)                 -           (133,987)
  Class C ($0.00 and $0.08 per share, respectively)                 -            (58,256)
  Class Y ($0.00 and $0.08 per share, respectively)                 -             (2,679)
                                                         ------------       ------------
     Total distributions to shareowners                  $(17,310,766)      $(20,170,364)
                                                         ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 59,941,001       $102,426,547
Reinvestment of distributions                              11,848,979         13,809,477
Cost of shares repurchased                                (86,912,418)       (99,472,184)
                                                         ------------       ------------
  Net increase (decrease) in net assets resulting
     from Fund share transactions                        $(15,122,438)      $ 16,763,840
                                                         ------------       ------------
  Net increase (decrease) in net assets                  $(12,706,871)      $ 20,789,768
NET ASSETS:
Beginning of year                                         371,896,301        351,106,533
                                                         ------------       ------------
End of year (including distributions in excess of net
  investment income of $122,721 and $185,425
  respectively)                                          $359,189,430       $371,896,301
                                                         ============       ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
                                                                     (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/03 and 12/31/02


CLASS A                              '03 Shares      '03 Amount           '02 Shares     '02 Amount
Shares sold                           4,047,068     $ 46,205,591           7,127,276     $82,616,304
Reinvestment of distributions           987,917       11,319,842           1,146,361      13,270,417
Less shares repurchased              (6,778,027)     (77,395,649)         (7,753,687)    (89,771,093)
                                     ----------     ------------          ----------     -----------
  Net increase (decrease)            (1,743,042)    $(19,870,216)            519,950     $ 6,115,628
                                     ==========     ============          ==========     ===========
CLASS B
Shares sold                             527,413     $  5,989,085             739,576     $ 8,538,812
Reinvestment of distributions            32,707          371,423              33,711         386,853
Less shares repurchased                (451,155)      (5,099,112)           (331,764)     (3,815,583)
                                     ----------     ------------          ----------     -----------
  Net increase                          108,965     $  1,261,396             441,523     $ 5,110,082
                                     ==========     ============          ==========     ===========
CLASS C
Shares sold                             592,018     $  6,706,856             947,947     $10,862,655
Reinvestment of distributions            13,969          157,714              13,355         152,207
Less shares repurchased                (385,999)      (4,351,752)           (513,058)     (5,873,657)
                                     ----------     ------------          ----------     -----------
  Net increase                          219,988     $  2,512,818             448,244     $ 5,141,205
                                     ==========     ============          ==========     ===========
CLASS Y*
Shares sold                              91,018     $  1,039,469              34,937     $   408,776
Less shares repurchased                  (5,732)         (65,905)             (1,038)        (11,851)
                                     ----------     ------------          ----------     -----------
  Net increase                           85,286     $    973,564              33,899     $   396,925
                                     ==========     ============          ==========     ===========

* Class Y shares were first publicly offered on February 28, 2002.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                                            12/31/03     12/31/02     12/31/01       12/31/00       12/31/99
CLASS A
Net asset value, beginning of period                        $  11.61     $  11.47     $  11.70      $  10.98        $ 12.02
                                                            --------     --------     --------      --------        -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.56     $   0.56     $   0.53      $   0.52        $  0.51
 Net realized and unrealized gain (loss) on investments         0.09         0.23        (0.05)         0.72          (1.02)
                                                            --------     --------     --------      --------        -------
   Net increase (decrease) from investment operations       $   0.65     $   0.79     $   0.48      $   1.24        $ (0.51)
Distributions to shareowners:
 Net investment income                                         (0.56)       (0.57)       (0.53)        (0.52)         (0.51)
 In excess of net investment income                                -            -            -         (0.00)(a)          -
 Net realized gain                                                 -        (0.08)       (0.18)            -          (0.02)
                                                            --------     --------     --------      --------        -------
Net increase (decrease) in net asset value                  $   0.09     $   0.14     $  (0.23)     $   0.72        $ (1.04)
                                                            --------     --------     --------      --------        -------
Net asset value, end of period                              $  11.70     $  11.61     $  11.47      $  11.70        $ 10.98
                                                            ========     ========     ========      ========        =======
Total return*                                                   5.80%        7.07%        4.13%        11.63%         (4.29)%
Ratio of net expenses to average net assets+                    0.93%        0.93%        0.92%         0.95%          0.93%
Ratio of net investment income to average net assets+           4.88%        4.83%        4.49%         4.62%          4.43%
Portfolio turnover rate                                           80%         161%          92%           14%            24%
Net assets, end of period (in thousands)                    $326,173     $343,872     $333,867      $341,179        $368,559
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   0.93%        0.92%        0.91%         0.91%          0.92%
 Net investment income                                          4.88%        4.84%        4.50%         4.66%          4.44%

(a)  Amount rounds to less than one cent per share
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
CLASS B
Net asset value, beginning of period                        $ 11.51     $ 11.39      $ 11.62      $ 10.90      $ 11.93
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.46     $  0.46      $  0.44      $  0.43      $  0.42
 Net realized and unrealized gain (loss) on investments        0.09        0.22        (0.05)        0.72        (1.01)
                                                            -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.55     $  0.68      $  0.39      $  1.15      $ (0.59)
Distributions to shareowners:
 Net investment income                                        (0.47)      (0.48)       (0.44)       (0.43)       (0.42)
 Net realized gain                                                -       (0.08)       (0.18)           -        (0.02)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.08     $  0.12      $ (0.23)     $  0.72      $ (1.03)
                                                            -------     -------      -------      -------      -------
Net asset value, end of period                              $ 11.59     $ 11.51      $ 11.39      $ 11.62      $ 10.90
                                                            =======     =======      =======      =======      =======
Total return*                                                  4.98%       6.17%        3.38%       10.78%       (5.01)%
Ratio of net expenses to average net assets+                   1.70%       1.69%        1.67%        1.71%        1.70%
Ratio of net investment income to average net assets+          4.10%       4.05%        3.73%        3.87%        3.66%
Portfolio turnover rate                                          80%        161%          92%          14%          24%
Net assets, end of period (in thousands)                    $20,363     $18,960      $13,735      $11,145      $12,520
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.70%       1.69%        1.66%        1.70%        1.69%
 Net investment income                                         4.10%       4.05%        3.74%        3.88%        3.67%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/03    12/31/02     12/31/01     12/31/00     12/31/99
CLASS C
Net asset value, beginning of period                        $ 11.44     $ 11.31      $ 11.54      $ 10.91      $ 11.94
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.48     $  0.49      $  0.49      $  0.43      $  0.43
 Net realized and unrealized gain (loss) on investments        0.08        0.21        (0.05)        0.70        (1.01)
                                                            -------     -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.56     $  0.70      $  0.44      $  1.13      $ (0.58)
Distributions to shareowners:
 Net investment income                                        (0.48)      (0.49)       (0.49)       (0.43)       (0.43)
 In excess of net investment income                               -           -            -        (0.07)           -
 Net realized gain                                                -       (0.08)       (0.18)           -        (0.02)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.08     $  0.13      $ (0.23)     $  0.63      $ (1.03)
                                                            -------     -------      -------      -------      -------
Net asset value, end of period                              $ 11.52     $ 11.44      $ 11.31      $ 11.54      $ 10.91
                                                            =======     =======      =======      =======      =======
Total return*                                                  5.04%       6.33%        3.39%       10.59%       (4.93)%
Ratio of net expenses to average net assets+                   1.66%       1.70%        1.62%        1.80%        1.69%
Ratio of net investment income to average net assets+          4.11%       4.03%        3.75%        3.80%        3.62%
Portfolio turnover rate                                          80%        161%          92%          14%          24%
Net assets, end of period (in thousands)                    $11,266     $ 8,673      $ 3,505      $ 1,490      $ 2,505
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.66%       1.70%        1.61%        1.77%        1.65%
 Net investment income                                         4.11%       4.03%        3.76%        3.83%        3.66%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year       2/28/02(a)
                                                             Ended         to
                                                           12/31/03     12/31/02
CLASS Y
Net asset value, beginning of period                       $ 11.56       $ 11.65
                                                           -------       -------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.62       $  0.19
  Net realized and unrealized gain on investments             0.07          0.02
                                                           -------       -------
     Net increase from investment operations               $  0.69       $  0.21
Distributions to shareowners:
  Net investment income                                      (0.61)        (0.22)
  Net realized gain                                              -         (0.08)
                                                           -------       -------
Net increase (decrease) in net asset value                 $  0.08       $ (0.09)
                                                           -------       -------
Net asset value, end of period                             $ 11.64       $ 11.56
                                                           =======       =======
Total return*                                                 6.21%         1.40%
Ratio of net expenses to average net assets+                  0.57%         0.87%**
Ratio of net investment income to average net assets+         5.21%         4.95%**
Portfolio turnover rate                                         80%          161%
Net assets, end of period (in thousands)                   $ 1,387       $   392
Ratios with reduction for fees paid indirectly:
  Net expenses                                                0.57%         0.87%**
  Net investment income                                       5.21%         4.95%**

(a) Class Y shares were first publicly offered on February 28, 2002. The per share amounts and ratios shown are based on the period from August 29, 2002 to December 31, 2002, during which the class had operations.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.
   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Tax Free Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. Discount and premium on debt securities are accreted or amortized, respectfully daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

--------------------------------------------------------------------------------
                                                     2003             2002
--------------------------------------------------------------------------------
  Distributions paid from:
   Tax exempt income                              $17,310,766      $17,480,059
   Long-term capital gain                                   -        2,690,305
                                                  -----------      -----------
   Total                                          $17,310,766      $20,170,364
                                                  ===========      ===========
--------------------------------------------------------------------------------

The following shows components of distributable earnings on a fed eral income tax basis at December 31, 2003.

--------------------------------------------------------------------------------
                                                                       2003
--------------------------------------------------------------------------------
  Undistributed ordinary income                                    $   228,801
  Capital loss carryforward                                        (11,559,109)
  Unrealized appreciation                                           25,693,307
                                                                   -----------
  Total                                                            $14,362,999
                                                                   ===========
--------------------------------------------------------------------------------

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is primary attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $46,346 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2003.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $174,396 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $32,619 in transfer agent fees payable to PIMSS at December 31, 2003.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $107,986 in distribution fees payable to PFD at December 31, 2003.

In addition, redemptions of each class of shares (except class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/03                               (continued)
--------------------------------------------------------------------------------

Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $59,694 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Fund's expenses were reduced by $3,347 under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Tax Free Income Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Income Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 17, 2004

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Real Estate Shares
Pioneer Research Fund+
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Global High Yield Fund
Pioneer High Yield Fund
Pioneer Stable Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund*


+ Formerly Pioneer Core Equity Fund. Name change effective 12/11/03.

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


Name and Age                    Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*        Chairman of the Board,         Since 1993.
                                Trustee and President          Serves until a successor trustee is
                                                               elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------------------------------
 Osbert M. Hood (51)**          Trustee and                    Since June, 2003.
                                Executive Vice President       Serves until a successor trustee is
                                                               elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)               Trustee                        Since 1997.
3509 Woodbine Street,                                          Serves until a successor trustee is
Chevy Chase, MD 20815                                          elected or earlier retirement or removal.

--------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)    Trustee                        Since 1993.
Boston University Healthcare                                   Serves until a successor trustee is
Entrepreneurship Program,                                      elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global               Director of Harbor Global Company,
Asset Management S.p.A. ("PGAM"); Non-Executive                Ltd.
Chairman and a Director of Pioneer Investment
Management USA Inc. ("PIM-USA"); Chairman and a
Director of Pioneer; Director of Pioneer Alternative
Investment Management Limited (Dublin); President
and a Director of Pioneer Alternative Investment
Management (Bermuda) Limited and affiliated funds;
President and Director of Pioneer Funds Distributor, Inc.
("PFD"); President of all of the Pioneer Funds; and Of
Counsel (since 2000, partner prior to 2000), Hale and
Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

--------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since           None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
President, Bush International (international financial         Director of Brady Corporation
advisory firm)                                                 (industrial identification and
                                                               specialty coated material products
                                                               manufacturer), Millennium
                                                               Chemicals, Inc. (commodity
                                                               chemicals), Mortgage Guaranty
                                                               Insurance Corporation, and R.J.
                                                               Reynolds Tobacco Holdings, Inc.
                                                               (tobacco)
--------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                 None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1993.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)        Trustee                        Since 1993.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
--------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                        Since 1993.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.
--------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                        Since 1993.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                    Positions Held With the Fund   Term of Office and Length of Service
Dorothy E. Bourassa (56)        Secretary                      Since November 2000.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)      Assistant Secretary            Since September 2003.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------
David C. Phelan (46)            Assistant Secretary            Since September 2003.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------
Vincent Nave (58)               Treasurer                      Since November 2000.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)           Assistant Treasurer            Since November 2000.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (continued)
--------------------------------------------------------------------------------

                                                                Other Directorships Held by this
Principal Occupation During Past Five Years                     Trustee
 Founding Director, The Winthrop Group, Inc. (consulting        None
 firm); Professor of Management, Faculty of Management,
 McGill University
--------------------------------------------------------------------------------------------------------
 President and Chief Executive Officer, Newbury, Piret &        None
 Company, Inc. (investment banking firm)
--------------------------------------------------------------------------------------------------------
 Senior Counsel, Sullivan & Cromwell (law firm)                 Director, The Swiss Helvetia
                                                                Fund, Inc. (closed-end investment
                                                                company) and AMVESCAP PLC
                                                                (investment managers)
--------------------------------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.                           None
 (private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Other Directorships Held by this
Principal Occupation During Past Five Years                     Officer
 Secretary of PIM-USA; Senior Vice President-Legal of           None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Secretary of all of the
 Pioneer Funds since September 2003 (Assistant
 Secretary from November 2000 to September 2003);
 and Senior Counsel, Assistant Vice President and Director
 of Compliance of PIM-USA from April 1998 through
 October 2000
--------------------------------------------------------------------------------------------------------
 Assistant Vice President and Senior Counsel of Pioneer         None
 since July 2002; Vice President and Senior Counsel of
 BISYS Fund Services, Inc. (April 2001 to June 2002);
 Senior Vice President and Deputy General Counsel of
 Funds Distributor, Inc. (July 2000 to April 2001; Vice
 President and Associate General Counsel from July 1996
 to July 2000); Assistant Secretary of all of the Pioneer
 Funds since September 2003
--------------------------------------------------------------------------------------------------------
 Partner, Hale and Dorr LLP; Assistant Secretary of all of      None
 Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------------
 Vice President-Fund Accounting, Administration and Custody     None
 Services of Pioneer (Manager from September 1996 to
 February 1999); and Treasurer of all of the Pioneer Funds
 (Assistant Treasurer from June 1999 to November 2000)
--------------------------------------------------------------------------------------------------------
 Assistant Vice President-Fund Accounting, Administration       None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                    Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)              Assistant Treasurer            Since Sept. 2003.
                                                               Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)     Assistant Treasurer            Serves at the discretion of board.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (continued)
--------------------------------------------------------------------------------


                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO] Pioneer Investments (R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com
                                                                   14761-00-0204
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds. Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Pioneer Tax Free
Income Fund, including fees associated with the annual filings of its Form N-1A, totaled approximately $14,900 in 2003 and approximately $ $17,700 in 2002.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $3,600 and $2,700 for 2003 and 2002, respectively. Additionally, there were fees for tax compliance services in 2002 that totaled approximately $4,100 for the 2001 tax returns.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2002 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates as
previously defined, totaled approximately $26,900 	in 2003
and $6,800 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Free Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 05, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 05, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 05, 2004

* Print the name and title of each signing officer under his or her signature.